Exhibit 10.5

RECORDING REQUESTED BY:
Chicago Title Company
Order No.:	FWFM-4461700661
Title No.:	FWVI-TO17001450

When Recorded Mail Document To:
M & G Farms, Inc., a California Corporation
43651 Road 120
Orosi, CA 93647

APN/Parcel ID(s):	053-160-008-000	SPACE ABOVE THIS LINE FOR RECORDER’S USE
053-160-011-000

SHORT FORM DEED OF TRUST AND ASSIGNMENT OF RENTS

THIS DEED OF TRUST, made October 9, 2017, between

HPC Acquisitions, Inc., herein called TRUSTOR, whose address is

Chicago Title Company, a California corporation, herein called TRUSTEE, and

M & G Farms, Inc., a California Corporation, herein called BENEFICIARY,

WITNESSETH: That Trustor IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS to TRUSTEE IN TRUST, WITH POWER OF SALE, that property in the County of Tulare, State of California, described as:

SEE EXHIBIT “A” ATTACHED HERETO AND MADE A PART HEREOF

TOGETHER WITH the rents, issues and profits thereof, SUBJECT, HOWEVER, to the right, power and authority given to and conferred upon Beneficiary by paragraph ten (10) of the provisions incorporated herein by reference to collect and apply such rents, issues and profits.

For the Purpose of Securing:

1.	Performance of each agreement of Trustor incorporated by reference or contained herein.

2.	Payment of the indebtedness evidenced by one Promissory Note of even date herewith, and any extension or renewal thereof, in the principal sum of Four Hundred Twenty-Five Thousand And No/100 Dollars ($425,000.00) executed by Trustor in favor of Beneficiary or order.

3.	Payment of such further sums as the then record owner of said property hereafter may borrow from Beneficiary, when evidenced by another note (or notes) reciting it is so secured.

Deed of Trust - Short Form		Printed: 10.09.17 @ 03:56 PM
SCA0000083.doc / Updated: 06.03.17	Page 1	CA-CT-FWFM-02180.054446-FWFM-4461700661

SHORT FORM DEED OF TRUST AND ASSIGNMENT OF RENTS

(continued)

APN/Parcel ID(s):	053-160-008-000
053-160-011-000

To Protect the Security of this Deed of Trust, Trustor Agrees: By the execution and delivery of this Deed of Trust and the note secured hereby, that provisions one (1) to fourteen (14), inclusive, of the fictitious deed of trust recorded in Santa Barbara County and Sonoma County October 18, 1961, and in all other counties October 23, 1961, in the book and at the page of Official Records in the office of the county recorder of the county where said property is located, noted below opposite the name of such county, viz:

COUNTY	BOOK	PAGE	COUNTY	BOOK	PAGE	COUNTY	BOOK	PAGE	COUNTY	BOOK	PAGE
Alameda	435	684	Kings	792	833	Placer	895	301	Sierra	29	335
Alpine	1	250	Lake	362	39	Plumas	151	5	Siskiyou	468	181
Amador	104	348	Lassen	171	471	Riverside	3005	523	Solano	1105	182
Butte	1145	1	Los Angeles	T2055	899	Sacramento	4331	62	Sonoma	1851	689
Calaveras	145	152	Madera	810	170	San Benito	271	383	Stanislaus	1715	456
Colusa	296	617	Marin	1508	339	San Bernardino	5567	61	Sutter	572	297
Contra Costa	3978	47	Mariposa	77	292	San Francisco	A332	905	Tehama	401	289
Del Norte	78	414	Mendocino	579	530	San Joaquin	2470	311	Trinity	93	366
El Dorado	568	456	Merced	1547	538	San Luis Obispo	1151	12	Tulare	2294	275
Fresno	4626	572	Modoc	184	851	San Mateo	4078	420	Tuolumne	135	47
Glenn	422	184	Mono	52	429	Santa Barbara	1878	860	Ventura	2062	386
Humboldt	657	527	Monterey	2194	538	Santa Clara	5336	341	Yolo	653	245
Imperial	1091	501	Napa	639	86	Santa Cruz	1431	494	Yuba	334	486
Inyo	147	598	Nevada	305	320	Shasta	684	528
Kern	3427	60	Orange	5889	611	San Diego Series 2 Book 1961, Page 183887

which provisions, identical in all counties, (printed on the attached unrecorded pages) are hereby adopted and incorporated herein and made a part hereof as fully as though set forth herein at length; that Trustor will observe and perform said provisions; and that the references to property, obligations and parties in said provisions shall be construed to refer to the property, obligations, and parties set forth in this Deed of Trust.

The undersigned Trustor requests that a copy of any Notice of Default and of any Notice of Sale hereunder be mailed to him at his address hereinbefore set forth.

IN WITNESS WHEREOF, the undersigned have executed this document on the date(s) set forth below.

HPC Acquisitions, Inc.

BY:
David Selakovic
CEO

Deed of Trust - Short Form		Printed: 10.09.17 @ 03:56 PM
SCA0000083.doc / Updated: 06.03.17	Page 2	CA-CT-FWFM-02180.054446-FWFM-4461700661

SHORT FORM DEED OF TRUST AND ASSIGNMENT OF RENTS

(continued)

APN/Parcel ID(s):	053-160-008-000
053-160-011-000

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of

County of

On                                                        before me,                                                       , Notary Public (here insert name and title of the officer), personally appeared David Selakovic, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

Deed of Trust - Short Form		Printed: 10.09.17 @ 03:56 PM
SCA0000083.doc / Updated: 06.03.17	Page 3	CA-CT-FWFM-02180.054446-FWFM-4461700661

APN/Parcel ID(s):	053-160-008-000
053-160-011-000

DO NOT RECORD

The following is a copy of provisions one (1) to fourteen (14), inclusive, of the fictitious deed of trust, recorded in each county in California, as stated in the foregoing Deed of Trust and incorporated by reference in said Deed of Trust as being a part thereof as if set forth at length therein.

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES:

1.	To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefore; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

2.	To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

3.	To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney’s fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed.

4.	To pay: at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock; when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses of this Trust.

Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.

5.	To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at the amount allowed by law in effect at the date hereof, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby any amount demanded by the Beneficiary not to exceed the maximum allowed by law at the time when said statement is demanded.

6.	That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.

7.	That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

8.	That at any time or from time to time, without liability therefore and without notice, upon written request of Beneficiary and presentation of this Deed and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of said property; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

Deed of Trust - Short Form		Printed: 10.09.17 @ 03:56 PM
SCA0000083.doc / Updated: 06.03.17	Page 4	CA-CT-FWFM-02180.054446-FWFM-4461700661

APN/Parcel ID(s):	053-160-008-000
053-160-011-000

DO NOT RECORD

9.	That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said note to Trustee for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The Grantee in such reconveyance may be described as “the person or persons legally entitled thereto.” Five years after issuance of such full reconveyance, Trustee may destroy said note and this Deed (unless directed in such request to retain them).

10.	That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such, rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney’s fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

11.	That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold said property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed, said note and all documents evidencing expenditures secured hereby.

After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash of lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the proceeding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

12.	Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and pages where this Deed is recorded and the name and address of the new Trustee.

13.	That this Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the note secured hereby, whether or not named as Beneficiary herein. In this Deed, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

14.	That Trustee accepts this Trust when this Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

Deed of Trust - Short Form		Printed: 10.09.17 @ 03:56 PM
SCA0000083.doc / Updated: 06.03.17	Page 5	CA-CT-FWFM-02180.054446-FWFM-4461700661

SHORT FORM DEED OF TRUST AND ASSIGNMENT OF RENTS

(continued)

APN/Parcel ID(s):	053-160-008-000
053-160-011-000

REQUEST FOR FULL RECONVEYANCE

CHICAGO TITLE COMPANY, A CALIFORNIA CORPORATION, TRUSTEE:

The undersigned is the legal owner and holder of all indebtedness secured by the within Deed of Trust. All sums secured by said Deed of Trust have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel all evidences of indebtedness, secured by said Deed of Trust, delivered to you herewith, together with the said Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, all the estate now held by you under the same.

IN WITNESS WHEREOF, the undersigned have executed this document on the date(s) set forth below.

Print Company Name

Signature

By:
Print Name

Its:
Print Title

Print Company Name

Signature

By:
Print Name

Its:
Print Title

Please mail Reconveyance to:

Do not lose or destroy this Deed of Trust OR THE NOTE which it secures. Both original documents must be delivered to the Trustee for cancellation before reconveyance will be made.

Deed of Trust - Short Form		Printed: 10.09.17 @ 03:56 PM
SCA0000083.doc / Updated: 06.03.17	Page 6	CA-CT-FWFM-02180.054446-FWFM-4461700661

SHORT FORM DEED OF TRUST AND ASSIGNMENT OF RENTS

(continued)

APN/Parcel ID(s):	053-160-008-000
053-160-011-000

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of

County of

On                                                                 before me,                                                                                               , Notary Public,

(here insert name and title of the officer)

personally appeared                                                                                                                                           , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

Deed of Trust - Short Form		Printed: 10.09.17 @ 03:56 PM
SCA0000083.doc / Updated: 06.03.17	Page 7	CA-CT-FWFM-02180.054446-FWFM-4461700661

EXHIBIT “A”

Legal Description

For APN/Parcel ID(s): 053-160-008-000 and 053-160-011-000

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF VISALIA, COUNTY OF TULARE, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

THAT PORTION OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 21, TOWNSHIP 17 SOUTH, RANGE 26 EAST, MOUNT DIABLO BASE AND MERIDIAN, IN THE COUNTY OF TULARE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 21: THENCE SOUTH ALONG THE WEST LINE THEREOF, 550 FEET; THENCE EAST 660 FEET, MORE OR LESS, TO THE EAST LINE OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 21; THENCE NORTH ALONG SAID EAST LINE, 550 FEET TO THE NORTHEAST CORNER OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 21; THENCE WEST, ALONG THE NORTH LINE OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 21, 660 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THOSE PORTIONS CONVEYED TO MINKLER SOUTHERN RAILWAY COMPANY, A CORPORATION, BY DEED RECORDED JULY 9, 1913 IN BOOK 210, PAGE 469 OF DEEDS, AND BY DEED RECORDED MAY 4, 1914 IN BOOK 217, PAGE 414 OF DEEDS.

ALSO EXCEPTING THEREFROM THE INTEREST IN ALL OIL, GAS AND/OR MINERALS IN AND UNDER SAID LAND, WHICH WAS RESERVED IN THE DEED FROM BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, A NATIONAL BANKING ASSOCIATION, DATED APRIL 24, 1936 AND RECORDED IN BOOK 680, PAGE 302 OF OFFICIAL RECORDS; SAID DEED RECITING THAT AN UNDIVIDED 1/2 INTEREST IN ALL OIL, GAS AND/OR MINERALS IN AND UNDER SAID LAND, IS THEREBY RESERVED, WHEREAS THE GRANTORS THEREIN AT THE DATE THEREOF WAS THE RECORD OWNER OF AN UNDIVIDED 1/3RD INTEREST IN SAID LAND.

PARCEL 2:

THAT PORTION OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 21, TOWNSHIP 17 SOUTH, RANGE 26 EAST, MOUNT DIABLO BASE AND MERIDIAN, IN THE COUNTY OF TULARE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF THE SURVEY OF SAID LAND ON FILE IN THE BUREAU OF LAND MANAGEMENT, AT THE DATE OF THE ISSUANCE OF THE PATENT THEREOF, BEING A PIECE OR PARCEL OF LAND 100.8 FEET BY 150 FEET, LYING IN THE RIGHT OF WAY OF THE MINKLER SOUTHERN RAILWAY COMPANY, AS DEEDED BY WILLIAM SWAN AND MARY J. SWAN, RECORDED IN BOOK 217, PAGE 414 OF DEEDS, AND IN BOOK 210, PAGE 469 OF DEEDS OF TULARE COUNTY AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT IN THE NORTHEASTERLY RIGHT OF WAY LINE AS DESCRIBED IN SAID FIRST MENTIONED DEED, 341.8 FEET, SOUTHEASTERLY ALONG SAID RIGHT OF WAY LINE FROM THE EAST AND WEST CENTER LINE OF SAID SECTION 21; THENCE AT RIGHT ANGLES, SOUTHWESTERLY 100.8 FEET; THENCE AT RIGHT ANGLES, SOUTHEASTERLY 150 FEET; THENCE AT RIGHT ANGLES, NORTHEASTERLY, PARALLEL TO THE FIRST COURSE, 100.8 FEET; THENCE AT RIGHT ANGLES NORTHWESTERLY ALONG SAID NORTHEASTERLY RIGHT OF WAY LINE, 150 FEET TO THE POINT OF BEGINNING.

PARCEL 3:

THAT PORTION OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 21, TOWNSHIP 17 SOUTH, RANGE 26 EAST, MOUNT DIABLO BASE AND MERIDIAN, IN THE COUNTY OF TULARE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF THE SURVEY OF SAID LAND ON FILE IN THE BUREAU

Deed of Trust - Short Form		Printed: 10.09.17 @ 03:56 PM
SCA0000083.doc / Updated: 06.03.17	Page 8	CA-CT-FWFM-02180.054446-FWFM-4461700661

EXHIBIT “A”

Legal Description

OF LAND MANAGEMENT, AT THE DATE OF THE ISSUANCE OF THE PATENT THEREOF, BEING A PIECE OR PARCEL OF LAND 100.8 FEET BY 100 FEET, LYING IN THE RIGHT OF WAY OF THE MINKLER SOUTHERN RAILWAY COMPANY, AS DEEDED BY WILLIAM SWAN AND MARY J. SWAN, RECORDED IN BOOK 217, PAGE 434 OF DEEDS AND IN BOOK 210, PAGE 469 OF DEEDS, DESCRIBED AS FOLLOWS:

BEGINNING IN THE NORTHEASTERLY RIGHT OF WAY LINE, AS DESCRIBED IN SAID FIRST MENTIONED DEED, 491.8 FEET SOUTHEASTERLY, ALONG SAID RIGHT OF WAY FROM THE EAST AND WEST CENTER LINE OF SAID SECTION 21; THENCE AT RIGHT ANGLES, SOUTHWESTERLY 100.8 FEET; THENCE AT RIGHT ANGLES, SOUTHEASTERLY 100 FEET; THENCE AT RIGHT ANGLES, NORTHEASTERLY 100.8 FEET; THENCE AT RIGHT ANGLES NORTHWESTERLY, ALONG SAID NORTHEASTERLY RIGHT OF WAY LINE, 100 FEET TO THE POINT OF BEGINNING, THE NORTHWESTERN LINE OF SAID PARCEL IS COINCIDENT WITH THE SOUTHEASTERN LINE OF THAT CERTAIN PARCEL OF LAND, 100.8 FEET BY 150 FEET, CONVEYED TO PALOMA CITRUS ASSOCIATION, BY DEED DATED APRIL 25, 1916 AND RECORDED JULY 20, 1916 IN BOOK 238, PAGE 297 OF DEEDS.

PARCEL 4:

ALL THAT CERTAIN PORTION OF THE LAND CONVEYED TO THE MINKLER SOUTHERN RAILWAY COMPANY LYING IN THE SOUTHWEST QUARTER OF SECTION 21, TOWNSHIP 17 SOUTH, RANGE 26 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF THE WEST HALF OF THE SOUTHWEST QUARTER, THIS BEING THE TRUE POINT OF BEGINNING; THENCE CONTINUING EAST ALONG THE NORTH LINE OF THE WEST HALF OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 21 FOR 126.57 FEET, MORE OR LESS, THENCE IN A SOUTHEASTERLY DIRECTION WITH A SOUTHEASTERLY ANGLE OF 45° 18’ WITH THE NORTH LINE OF THE WEST HALF OF THE WEST HALF OF THE SOUTHWEST QUARTER OF SAID SECTION 21, 775.0 FEET, MORE OR LESS, TO A POINT IN THE EAST LINE OF THE WEST HALF OF THE WEST HALF OF THE SOUTHWEST QUARTER OF SAID SECTION 21, 545.72 FEET, MORE OR LESS, SOUTH OF THE NORTHEAST CORNER OF SAID WEST HALF OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 21; THENCE SOUTH ALONG THE EAST LINE OF SAID WEST HALF OF THE WEST HALF OF THE SOUTHWEST QUARTER OF SAID SECTION 21, 57.28 FEET, MORE OR LESS; THENCE IN A SOUTHEASTERLY DIRECTION FOR A DISTANCE OF 425.0 FEET, MORE OR LESS, TO A POINT 494.3 FEET, MORE OR LESS, WEST OF THE EAST LINE OF THE WEST HALF OF THE SOUTHWEST QUARTER OF SAID SECTION 21; THENCE IN A WESTERLY DIRECTION FOR A DISTANCE OF 108.7 FEET, MORE OR LESS; THENCE SOUTH 43° 34’ EAST, MORE OR LESS, FOR A DISTANCE OF 126.5 FEET, MORE OR LESS; THENCE IN A WESTERLY DIRECTION FOR A DISTANCE OF 120.0 FEET, MORE OR LESS; THENCE IN A NORTHWESTERLY DIRECTION ALONG THE SOUTHWESTERLY LINE OF THE FORMER MINKLER SOUTHERN RAILWAY COMPANY LAND FOR A DISTANCE OF 1100.0 FEET, MORE OR LESS, TO THE INTERSECTION OF THE SOUTHWESTERLY LINE OF THE FORMER MINKLER SOUTHERN RAILWAY COMPANY LAND WITH THE WEST LINE OF THE WEST HALF OF THE SOUTHWEST QUARTER OF SAID SECTION 21; THENCE NORTH ALONG THE WEST LINE OF THE WEST HALF OF THE SOUTHWEST QUARTER OF SAID SECTION 21 FOR A DISTANCE OF 200.0 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE WEST LINE OF THE EAST HALF OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 21, 711.9 FEET, MORE OR LESS, SOUTH OF THE NORTHWEST CORNER OF SAID EAST HALF OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER; THENCE SOUTH ALONG SAID WEST LINE OF THE EAST HALF OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER, 129.1 FEET, MORE OR LESS; THENCE EASTERLY 131.5 FEET, MORE OR LESS, TO A POINT SITUATED NORTHEASTERLY AND 50 FEET NORMALLY DISTANT FROM THE CENTERLINE OF MINKLER SOUTHERN RAILWAY AS NOW LOCATED ACROSS SAID NORTHWEST QUARTER OF THE SOUTHWEST QUARTER; THENCE NORTHWESTERLY TO THE POINT OF BEGINNING.

Deed of Trust - Short Form		Printed: 10.09.17 @ 03:56 PM
SCA0000083.doc / Updated: 06.03.17	Page 9	CA-CT-FWFM-02180.054446-FWFM-4461700661

EXHIBIT “A”

Legal Description

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT IN THE NORTHEASTERLY RIGHT OF WAY LINE AS DESCRIBED IN THE DEED RECORDED IN BOOK 217, PAGE 414 OF DEEDS, 341.8 FEET SOUTHEASTERLY ALONG SAID RIGHT OF WAY LINE FROM THE EAST AND WEST CENTERLINE OF SAID SECTION 21; THENCE AT RIGHT ANGLES SOUTHWESTERLY 100.8 FEET; THENCE AT RIGHT ANGLES SOUTHEASTERLY 150 FEET; THENCE AT RIGHT ANGLES NORTHEASTERLY PARALLEL TO THE FIRST COURSE 100.8 FEET; THENCE AT RIGHT ANGLES NORTHWESTERLY ALONG SAID NORTHEASTERLY RIGHT OF WAY LINE 150 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

BEGINNING IN THE NORTHEASTERLY RIGHT OF WAY LINE AS DESCRIBED IN THE DEED RECORDED IN BOOK 217, PAGE 414 OF DEEDS, 491.8 FEET SOUTHEASTERLY ALONG SAID RIGHT OF WAY LINE FROM THE EAST AND WEST CENTERLINE OF SAID SECTION 21; THENCE AT RIGHT ANGLES SOUTHWESTERLY 100.8 FEET; THENCE AT RIGHT ANGLES SOUTHEASTERLY 100 FEET; THENCE AT RIGHT ANGLES NORTHEASTERLY 100.8 FEET; THENCE AT RIGHT ANGLES NORTHWESTERLY ALONG SAID NORTHEASTERLY RIGHT OF WAY LINE 100 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM ALL OWNERSHIP RIGHTS TO THE ENTIRE MINERAL ESTATE BELOW THE PROPERTY, BELOW A DEPTH OF 25 FEET, INCLUDING WITHOUT LIMITATION, ALL OIL, PETROLEUM, GAS AND OTHER MINERALS, WHETHER GASEOUS, LIQUID OR SOLID, IN AND UNDER THE ABOVE-DESCRIBED PREMISES, BELOW A DEPTH OF 25 FEET, SUCH RIGHTS SHALL INCLUDE SURFACE AND SUBSURFACE ACCESS EASEMENTS, RIGHTS TO CONSTRUCT, MAINTAIN AND OPERATE SURFACE AND SUBSURFACE FACILITIES, AND OTHER RIGHTS TO DEVELOP AND EXTRACT OIL, PETROLEUM, GAS AND ANY OTHER MINERAL, EXCEPT THAT GRANTOR (1) SHALL NOT, WITHOUT PRIOR WRITTEN CONSENT FROM GRANTEE, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED, HAVE ANY RIGHT TO ENTER THE SURFACE OF THE PROPERTY, FOR PURPOSES OF EXPLORATION, DEVELOPMENT OR EXTRACTION OF SUCH MINERALS; (2) SHALL NOT IN EXERCISING THESE RIGHTS MORE THAN MINIMALLY INTERFERE WITH GRANTEE’S USE OF THE PROPERTY; AND (3) PRIOR TO THE EXERCISE OF THESE RIGHTS, SHALL PROVIDE ADEQUATE LIABILITY PROTECTION TO GRANTEE, IN THE FORM OF GENERAL LIABILITY INSURANCE OBTAINED (OR EXTENDED), AT THE SOLE COST OF GRANTOR, NAMING GRANTEE AS AN INSURED PARTY, UPON SUCH TERMS AS ARE THEN REASONABLE AND CUSTOMARY, UNLESS GRANTOR, IN THE REASONABLE OPINION OF GRANTEE, POSSESSES THE FINANCIAL CAPABILITY TO FUND SUCH LIABILITY PROTECTION AS A SELF-INSURED ENTITY, UNDER THEN REASONABLE AND CUSTOMARY STANDARDS, FOR ANY LOSSES OR DAMAGES REASONABLY LIKELY TO BE SUSTAINED BY GRANTEE AS A RESULT OF GRANTOR’S EXERCISE OF THESE RIGHTS.

IN ADDITION, ANY SURFACE OR SUBSURFACE FACILITIES CONSTRUCTED, OR EQUIPMENT USED, BY GRANTOR IN THE COURSE OF GRANTOR’S EXERCISE OF THESE RIGHTS, SHALL BE CONSTRUCTED AND USED IN A MANNER THAT RESULTS IN NO MORE THAN MINIMAL INTERFERENCE WITH GRANTEE’S USE OF THE PROPERTY, AS RESERVED IN THE DEED RECORDED DECEMBER 29, 1992, AS DOCUMENT NO. 92-094547 OF OFFICIAL RECORDS AND RECORDED OCTOBER 18, 1994 AS DOCUMENT NO. 94-074651 OF OFFICIAL RECORDS.

Deed of Trust - Short Form		Printed: 10.09.17 @ 03:56 PM
SCA0000083.doc / Updated: 06.03.17	Page 10	CA-CT-FWFM-02180.054446-FWFM-4461700661